UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5340

Name of Registrant: Vanguard New Jersey Tax-Free Funds

Address of Registrant: P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2008 – November 30, 2009

Vanguard New Jersey Tax-Exempt Funds
Annual Report
November 30, 2009

Vanguard New Jersey Tax-Exempt Money Market Fund
Vanguard New Jersey Long-Term Tax-Exempt Fund

> Vanguard New Jersey Tax-Exempt Money Market Fund returned 0.45% for the fiscal year ended November 30, 2009, a record low that nevertheless exceeded the average return of peer funds.

> The Investor Shares of Vanguard New Jersey Long-Term Tax-Exempt Fund

returned 12.19%, in line with the index’s return but a few steps behind the average return of its peers.

> The long-term municipal bond market roared back from a loss in fiscal 2008 to a double-digit gain in fiscal 2009.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	9
Results of Proxy Voting	12
New Jersey Tax-Exempt Money Market Fund	14
New Jersey Long-Term Tax-Exempt Fund	29
About Your Fund’s Expenses	52
Glossary	54

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard New Jersey Tax-Exempt Money Market Fund	VNJXX	0.45%
7-Day SEC Yield: 0.13%
Taxable-Equivalent Yield: 0.22%[1]
New Jersey Tax-Exempt Money Market Funds Average[2]		0.25

Vanguard New Jersey Long-Term Tax-Exempt Fund
Investor Shares	VNJTX	12.19%
30-Day SEC Yield: 3.31%
Taxable-Equivalent Yield: 5.59%[1]
Admiral™ Shares[3]	VNJUX	12.28
30-Day SEC Yield: 3.39%
Taxable-Equivalent Yield: 5.73%[1]
Barclays Capital 10 Year Municipal Bond Index		12.67
New Jersey Municipal Debt Funds Average[2]		16.06

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard New Jersey Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.005	$0.000
Long-Term
Investor Shares	$10.82	$11.64	$0.477	$0.000
Admiral Shares	10.82	11.64	0.487	0.000

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum state of
New Jersey income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.
3 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

President’s Letter

Dear Shareholder:

The Vanguard New Jersey Tax-Exempt Funds performed well in fiscal-year 2009. The period began amid fears about the viability of the nation’s financial institutions and a related plunge in municipal bond prices. As the year progressed, government rescue programs began to take hold, accompanied by a strong rally in municipal bonds.

Simultaneously, to a greater or lesser extent, all states grappled with the disruption in revenues brought about by the worst economic slump since the Great Depression. In New Jersey, this was exacerbated by the state economy’s links to Wall Street across the river.

New Jersey’s unemployment rate stood at almost 10% at the end of the period (which was still below the national average). Fears of defaults were in the air (generally unwarranted, in our view), and voter concern about the sagging economy and high taxes contributed to the defeat of the incumbent governor in November.

The New Jersey Long-Term Tax-Exempt Fund fully participated in the national muni bond market rally. The fund returned 12.19% for Investor Shares (12.28% for Admiral Shares). Rising bond prices go hand-in-hand with declining yields: As of November 30, the fund’s yield was 3.31% for Investor Shares, down from 4.22% a year earlier.

Money market funds faced a different dynamic, including aggressive actions by the Federal Reserve that drove down short-term interest rates. The New Jersey Tax-Exempt Money Market Fund returned 0.45% for the fiscal year, its lowest return since its inception in 1988. The fund’s ending yield was a barely perceptible 0.13%, down from 1.05% a year earlier.

On a taxable-equivalent basis, the yield of each fund was higher, as shown on page 1. Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

For bonds, a period of panic was followed by robust returns

Volatility was a theme in the fixed income market over the 12 months ended November 30. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the Great Depression. The crisis also rattled the municipal bond market, propelling muni bond yields above those of Treasury bonds—a reversal of the typical relationship.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

CPI
Consumer Price Index	1.84%	2.40%	2.52%

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global economy back on its feet. Investors regained their appetite for risk, and then some: Not only did they propel the stock market to an amazingly strong rebound, but many sought out some of the riskiest bonds. For the 12 months ended November 30, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates and other policies that pumped up the money supply, all intended to nurse the economy, markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stock markets worldwide produced double-digit returns

U.S. stocks posted unusually large gains as the steep losses suffered during the first few months of the fiscal year were more than erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer
New Jersey Tax-Exempt Fund	Shares	Shares	Group
Money Market	0.17%	—	0.62%
Long-Term	0.20	0.12%	1.07

1 The fund expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the New Jersey Tax-Exempt Money Market Fund’s expense ratio was 0.17%. The New Jersey Long-Term Tax-Exempt Fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008. Peer groups are: for the New Jersey Tax-Exempt Money Market Fund, New Jersey Tax-Exempt Money Market Funds, and for the New Jersey Long-Term Tax-Exempt Fund, New Jersey Municipal Debt Funds.

in the broader economy, which began to show signs of growth in the second half of the period.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling rate. The recovery was especially swift and powerful in emerging markets, many of which came out of the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined.

Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

Fear, the Fed, and a rally put a squeeze on yields

Fiscal 2009 was a period of falling tax-exempt yields. However, the primary factors behind the slide in short-term yields differed from those affecting longer-term tax-exempt bonds.

Because money market investments are extremely sensitive to changes in short-term interest rates, the New Jersey Tax-Exempt Money Market Fund’s yield dwindled in response to the Fed’s rate-

Total Returns
Ten Years Ended November 30, 2009
	Average Annual Return
		Competing
	Vanguard	Funds
New Jersey Tax-Exempt Fund	Fund	Average[1]
Money Market	2.13%	1.72%
Long-Term Investor Shares	5.39	4.50

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc. Peer groups are: for the New Jersey Tax-Exempt Money Market Fund, New Jersey Tax-Exempt
Money Market Funds, and for the New Jersey Long-Term Tax-Exempt Fund, New Jersey Insured Municipal Debt Funds through March 31,
2002, and New Jersey Municipal Debt Funds thereafter.

Investment insight
A historical yield pattern
has reasserted itself
Atypical times can upend typical
relationships. At the start of the fiscal
year, municipal securities generally
offered higher pre-tax yields than
taxable Treasuries—an inversion of
the historical relationship. A variety
of investor fears about the financial
outlook drove demand for Treasuries
up and their yields down, while market
turmoil was doing the opposite for
municipal bonds. Munis have usually
yielded less than Treasuries, because
their interest income is generally
exempt from federal taxes. As the
period progressed, Treasury yields
rose and muni yields declined—
returning to the more usual
relationship in the spring.

Comparing Treasury and Municipal Yields

Sources: Bloomberg L.P. and Thomson Reuters.

cutting policy. Further abetting the decline was strong investor demand for low-risk, liquid assets at the height of the financial panic.

By November 30, the Money Market Fund’s yield was down to 0.13%, almost a full percentage point below the year-ago level. This translated into a fiscal-year return of 0.45%. The good news—on a relative basis, to be sure—is that the fund’s return was almost double that of its peers, a consequence primarily of the fund’s low expense ratio, a hallmark of Vanguard funds.

In the longer-term tax-exempt market, yields declined and prices rose because of a rally that took hold early in the year and didn’t let up. The New Jersey Long-Term Tax-Exempt Fund’s yield fell to 3.31% for Investor Shares on November 30, also almost a percentage point below a year ago.

The rally got its start early in the fiscal year when the credit-market crisis put extreme pressure on certain institutional investors to raise capital in a hurry. The resulting forced sales of municipal bonds drove prices down to levels that would soon prove attractive to investors. Yields on munis rose accordingly, even climbing above those of Treasuries (see the Investment insight chart on this page). As investors’ appetite for risk grew, the combination of relatively low prices and high yields contributed to strong muni demand.

Also helping to boost muni bond prices was a decline in tax-exempt supply. Issuance of tax-exempt bonds dropped as states and municipalities took advantage of the newly created Build America Bonds. In New Jersey, for example, Build America Bonds were issued by the Turnpike Authority and some transportation authorities. The new bonds, whose interest payments are taxable, are one element of the federal economic stimulus package and were designed to subsidize states’ and local governments’ borrowing costs. (The stimulus program also included direct payments to states and local governments, another factor that reduced tax-exempt bond supply.)

In this environment, the New Jersey Long-Term Tax-Exempt Fund returned more than 12%, one of its highest fiscal-year returns since inception in 1988. The fund’s return was in line with that of its benchmark index, but the fund’s higher-quality orientation held back performance compared with that of the peer group.

Diligent analysis and low costs support long-term returns

Even though the economic signals seem to point to renewed growth for the U.S. economy as a whole, the finances of states and municipalities are likely to be strained for a while longer—if experience is any guide. This means that close monitoring of the finances of New Jersey and other municipal bond issuers will continue to be of paramount importance to investors.

Vanguard Fixed Income Group’s seasoned credit analysts bring an informed skeptic’s view to the monitoring task. They perform rigorous, thorough, and independent analysis not only of issues being considered for purchase but also of those already in the portfolios. The advisor believes that concerns about the potential defaults of New Jersey tax-exempt securities, and those of other states represented in Vanguard’s array of tax-exempt portfolios, are generally unwarranted. In fact, we have not witnessed a surge in municipal defaults across the country in 2009, despite the fiscal squeeze.

Investors have been well-served by the advisor’s diligent credit analysis, as well as by the strategy of maintaining low-cost portfolios of high-quality, liquid assets with tightly controlled exposure to interest-rate risk. For the decade ended November 30, 2009, the average annual returns of both the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund exceeded the average returns of their peer groups.

The importance of low costs should not be underestimated in fixed income investing, because bond returns fall within a narrower range than stock returns.

This simple fact provides two interrelated advantages for skilled bond fund managers who have low costs. They have a lower hurdle to overcome in seeking to produce competitive returns, because expenses are deducted directly from returns. And they needn’t pursue higher-risk strategies in an effort to overcome the drag from higher costs. As you can see in the expense ratio table in this letter, the Vanguard funds’ costs are far below the norm for their peers. And while our commitment to keeping your costs low is unwavering, the money market fund’s expense ratio nevertheless rose by about 6 basis points during the past year. The increase largely reflected the cost of participating in the U.S. Treasury’s Temporary Guarantee Program. This program was established in late 2008, as turmoil in short-term debt markets raised concern about the stability of money market mutual funds. Markets soon stabilized, and the Treasury allowed the program to expire in September 2009.

Diversification and low costs stand the test of time

As the financial crisis unfolded and the economy fell into recession, risk-averse investors sought refuge in the relative safety of U.S. Treasury securities. This made Treasuries the star performers in fiscal year 2008, when virtually all other asset classes suffered double-digit losses. This year, however, as the outlook for credit markets and the economy brightened, investors returned to embracing other investments, including municipal securities. The double-digit returns of many long-term municipal bond funds were several steps ahead of the returns of intermediate- and long-term Treasury bonds.

Because asset classes rotate in and out of favor over time, we recommend that you diversify your portfolio among, and within, different asset classes based on your goals, time horizon, and tolerance for risk. And always pay attention to costs, an important factor in any fund’s performance and especially critical in fixed income investing.

Within a portfolio that is balanced and well-diversified, both the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund can play an important role, particularly for investors who are in higher tax brackets. And the funds’ low expenses help you to keep more of the returns, a benefit that compounds over time.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 14, 2009

Advisor’s Report

For the fiscal year ended November 30, 2009, Vanguard New Jersey Tax-Exempt Money Market Fund returned 0.45%, ahead of the average return of its peer group. The New Jersey Long-Term Tax-Exempt Fund returned 12.19% for Investor Shares and 12.28% for Admiral Shares—showing just how far and fast the bond market recovered from the dark days of 2008 and early 2009 when credit was essentially frozen. The long-term fund’s return was near that of its diversified Barclays Capital index benchmark but behind the average return of competing funds.

The investment environment

In the past 12 months we have seen a significant rebound in the municipal bond market. The fiscal year began in

December amid a seemingly desperate crisis: Major financial firms had imploded; the credit markets were frozen; hedge funds and closed-end funds were unloading high-quality assets, including municipal bonds, at fire-sale prices to meet collateral requirements; and investors were fleeing securities with any hint of risk for the perceived safety of U.S. Treasury securities.

By early 2009, federal government and Federal Reserve initiatives aimed at combating the financial crisis and the intertwined economic slump started gaining some traction. The banks and brokerage firms that underwrite municipal issues and facilitate liquidity began to operate normally once again, helping to stabilize the muni market. And munis’ depressed prices began to attract buyers,

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2008	2009
2 years	2.13%	0.61%
5 years	2.93	1.50
10 years	4.02	2.78
30 years	5.38	4.28

Source: Vanguard.

helping to fuel a rally that continued for the remainder of the year. Toward the end of the fiscal year, tax-free bond yields had fallen (and prices risen) to levels not seen for four decades.

Prices also got a boost from the shortage of traditional tax-exempt securities. After the yields demanded by muni investors became exceptionally high in early 2009, many municipal borrowers began shifting a significant portion of their issuance to a new and lower-cost type of municipal bond—the subsidized and taxable Build America Bond. These bonds were created as part of the federal government’s stimulus package (signed into law in February). They are intended to encourage investment in public infrastructure and to help state and local governments, as well as other municipal issuers, meet their financing needs.

Although Build America Bonds may not have become a household name yet, these bonds’ impact on the municipal bond market should not be underestimated. From April—when the first such bond was issued—through November 2009, more than $55 billion of taxable Build America Bonds were issued across the United States. In October alone, about one-third of all new municipal bond issues were taxable, and most of those were Build America Bonds. Because these bonds siphoned off some of the potential supply of new tax-exempt bonds, investors seeking traditional munis found their prices being bid up.

Still, tax-exempt bonds represented close to 80% of the almost $373 billion of muni issues sold nationwide in 2009 through November. And the total value of new municipal issues—including taxable bonds—appeared on track to exceed $400 billion in calendar year 2009, which would join 2005 and 2007 in the $400 billion-plus record book. In New Jersey, for the fiscal year, a total of $10.1 billion of municipal bonds was issued (including $2.1 billion of Build America Bonds), down from a total of $12.1 billion last year and $13.5 billion in fiscal 2007.

As economic conditions improved during the year, investors sought out higher yields—by moving out of money market securities into longer-term bonds and by taking on more credit risk. Indeed, with state and local finances remaining shaky throughout the period, it was the market’s shift toward risk that led to a narrowing of the yield gap between lower-quality municipals and U.S. Treasuries. In this environment, lower-quality bonds performed best in both the taxable and municipal markets—generally creating headwinds for Vanguard funds because of our focus on quality.

Management of the funds

The economic slump and high unemployment at the national level have translated into historic budget challenges for states and municipalities, leading them to resort to a variety of measures—cutting spending, increasing taxes and fees, and tapping into reserves—to help meet their fiscal needs. Federal stimulus payments also helped bridge budget gaps.

New Jersey already has one of the highest property tax rates in the nation, and in recent years has increased its sales and personal income tax rates to boost revenue; still, the state also has a high level of per-capita debt. Concerned about the state’s fiscal woes, voters elected a new governor in November.

In anticipation of the market’s recovery, we increased the funds’ exposure to lower-quality securities, while maintaining our overall emphasis on securities with high credit quality. Indeed, compared with the funds’ peer groups, our allocations to lower-rated issues remain quite modest.

The funds’ interest rate positioning, as measured by their average weighted durations, had no meaningful impact on performance relative to benchmark indexes.

Outlook

We expect slow and stable economic growth to continue. Although the ultimate strength and pace of the recovery are open to question, the muni market has clearly priced out depression and priced in recovery. And, while we expect the Federal Reserve to keep interest rates low, we will be closely watching for any serious uptick in inflation. If inflation becomes a concern, we are prepared to act quickly. As the economic expansion proceeds, yield spreads between lower-risk and higher-risk bonds should continue to tighten, albeit at a more moderate pace.

At the state and local levels, we do not expect any immediate respite from financial stress. If the historical pattern holds, fiscal pressure on state and local governments will continue for the next few years. Changes in the financial picture of municipal bond issuers tend to lag the broader economic cycle by one to two years. As we usually do, we will continue to independently monitor developments in New Jersey and nationally and closely analyze the finances of the muni issuers. We strive to make sure that any financial pressure or problems of issuers won’t become the problems of the shareholders in our funds.

Kathryn T. Allen, Principal,
Portfolio Manager

Michael G. Kobs, Portfolio Manager

Christopher W. Alwine, CFA
Principal and Head of Municipal Money
Market and Municipal Bond Groups

Vanguard Fixed Income Group

December 18, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

New Jersey Tax-Exempt Money Market Fund, New Jersey Long-Term Tax-Exempt Fund
			Percentage
Trustee	For	Withheld	For
John J. Brennan	1,799,309,158	89,530,746	95.3%
Charles D. Ellis	1,785,404,928	103,434,976	94.5%
Emerson U. Fullwood	1,784,614,784	104,225,120	94.5%
Rajiv L. Gupta	1,786,817,474	102,022,430	94.6%
Amy Gutmann	1,784,836,244	104,003,659	94.5%
JoAnn Heffernan Heisen	1,790,492,124	98,347,779	94.8%
F. William McNabb III	1,798,526,956	90,312,947	95.2%
André F. Perold	1,791,546,847	97,293,056	94.8%
Alfred M. Rankin, Jr.	1,790,181,098	98,658,806	94.8%
Peter F. Volanakis	1,797,216,693	91,623,210	95.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
New Jersey Tax-Exempt Money Market Fund
2a	1,574,905,108	45,819,571	130,461,773	26,403,891	88.6%
2b	1,574,519,317	52,464,614	124,202,522	26,403,891	88.6%
2c	1,544,615,886	51,311,960	155,258,606	26,403,892	86.9%
2d	1,530,146,612	53,437,523	167,602,318	26,403,891	86.1%
2e	1,523,538,006	49,328,816	178,319,631	26,403,891	85.7%
2f	1,555,710,361	56,488,725	138,987,367	26,403,891	87.5%
2g	1,601,906,551	53,351,246	95,928,655	26,403,891	90.1%

New Jersey Long-Term Tax-Exempt Fund
2a	94,777,762	1,871,408	5,987,622	8,612,768	85.2%
2b	94,786,146	2,339,716	5,510,932	8,612,766	85.2%
2c	93,033,133	2,222,194	7,381,465	8,612,768	83.6%
2d	93,358,162	2,061,473	7,217,157	8,612,767	83.9%
2e	93,135,130	2,207,364	7,294,298	8,612,767	83.7%
2f	93,652,600	2,329,488	6,654,703	8,612,768	84.2%
2g	95,715,322	2,494,715	4,426,758	8,612,766	86.0%

New Jersey Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2009

Financial Attributes

Yield[1]	0.1%
Average Weighted Maturity	30 days
Average Quality[2]	MIG-1
Expense Ratio[3]	0.17%

Distribution by Credit Quality[4] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	84.5%
P-1/A-1/SP-1/F-1	15.5

1 7-day SEC yield. See the Glossary.
2 Moody’s Investors Service.
3 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the fund’s expense ratio was 0.17%.
4 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

New Jersey Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
New Jersey Tax-Exempt Money Market Fund[1]	0.45%	2.34%	2.13%	$12,352
New Jersey Tax-Exempt
Money Market Funds Average[2]	0.25	1.92	1.72	11,864

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Returns for the New Jersey Tax-Exempt Money Market Funds Average are derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

New Jersey Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

		Funds
		Average[1]
Fiscal	Total	Total
Year	Return	Return
2000	3.7%	3.4%
2001	2.8	2.4
2002	1.3	0.9
2003	0.9	0.5
2004	1.0	0.6
2005	2.2	1.6
2006	3.3	2.7
2007	3.6	3.1
2008	2.3	1.9
2009	0.5	0.3
7-Day SEC Yield (11/30/2009): 0.13%

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
New Jersey Tax-Exempt Money Market Fund[2]	2/3/1988	0.75%	2.39%	2.19%

1 The New Jersey Tax-Exempt Money Market Funds Average is derived from data provided by Lipper Inc.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

New Jersey Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information). In addition, the fund publishes its holdings on a monthly basis at www.vanguard.com.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.7%)
New Jersey (95.2%)
Bergen County NJ BAN	1.250%	12/18/09	20,678	20,686
Bergen County NJ Improvement Auth. BAN	1.250%	5/11/10	32,000	32,115
Burlington County NJ BAN	2.000%	10/21/10	9,000	9,122
Camden County NJ Health Care Rev.
(Cooper Health) VRDO	0.230%	12/7/09 LOC	12,460	12,460
Camden County NJ Improvement Auth.
Lease Rev. VRDO	0.230%	12/7/09 LOC	49,500	49,500
Delaware River & Bay Auth. New Jersey Rev.
VRDO	0.200%	12/7/09 LOC	4,300	4,300
Delaware River Port Auth. Pennsylvania &
New Jersey Rev. VRDO	0.190%	12/7/09 LOC	36,900	36,900
Delaware River Port Auth. Pennsylvania &
New Jersey Rev. VRDO	0.250%	12/7/09 LOC	65,000	65,000
Essex County NJ Improvement Auth. Rev.
(Jewish Community Center) VRDO	0.190%	12/7/09 LOC	11,625	11,625
1 Garden State Preservation Trust Fund TOB VRDO	0.210%	12/7/09 (4)	12,330	12,330
1 Garden State Preservation Trust Fund TOB VRDO	0.210%	12/7/09 (4)	12,330	12,330
1 Garden State Preservation Trust New Jersey
TOB VRDO	0.300%	12/7/09 (4)	4,185	4,185
Gloucester County NJ BAN	2.000%	10/14/10	23,500	23,821
Gloucester County NJ PCR
(Mobil Oil Refining Corp.) VRDO	0.150%	12/1/09	33,115	33,115
Linden NJ BAN	2.000%	5/14/10	12,204	12,284
Livingston Township NJ BAN	1.500%	2/10/10	14,400	14,425
1 Madison Borough NJ Board of Educ. TOB VRDO	0.300%	12/7/09 LOC	11,725	11,725
Monroe Township NJ BAN	2.000%	2/10/10	31,420	31,506
Mount Laurel Township NJ BAN	1.500%	4/20/10	12,533	12,562
Mount Laurel Township NJ BAN	2.000%	10/27/10	12,593	12,772
New Jersey Building Auth. Rev. VRDO	0.200%	12/7/09 LOC	14,355	14,355
New Jersey Building Auth. Rev. VRDO	0.200%	12/7/09 LOC	25,930	25,930
New Jersey Building Auth. Rev. VRDO	0.200%	12/7/09 LOC	10,800	10,800
New Jersey Econ. Dev. Auth.
(Port Newark Container) VRDO	0.250%	12/7/09 LOC	30,700	30,700
1 New Jersey Econ. Dev. Auth.
(School Fac. Construction) TOB VRDO	0.280%	12/7/09 (4)	11,090	11,090
New Jersey Econ. Dev. Auth. Fac. Rev.
(Logan Project) CP	0.350%	2/1/10 LOC	55,000	55,000

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Econ. Dev. Auth. Natural Gas
Fac. Rev. (New Jersey Natural Gas) VRDO	0.300%	12/7/09 LOC	8,500	8,500
New Jersey Econ. Dev. Auth. Natural Gas
Fac. Rev. VRDO	0.150%	12/1/09 LOC	23,000	23,000
1 New Jersey Econ. Dev. Auth. Rev.
(Bennedictine Abbey Newark) TOB VRDO	0.250%	12/7/09 LOC	8,925	8,925
New Jersey Econ. Dev. Auth. Rev.
(Bennedictine Abbey Newark) VRDO	0.250%	12/7/09 LOC	19,700	19,700
New Jersey Econ. Dev. Auth. Rev.
(Cooper Health System) VRDO	0.190%	12/7/09 LOC	16,300	16,300
New Jersey Econ. Dev. Auth. Rev.
(Crowley Liner Services) VRDO	0.200%	12/7/09 LOC	3,065	3,065
1 New Jersey Econ. Dev. Auth. Rev.
(Duke Farms Foundation) TOB VRDO	0.260%	12/7/09	3,900	3,900
New Jersey Econ. Dev. Auth. Rev.
(Duke Farms Foundation) VRDO	0.190%	12/1/09 LOC	12,000	12,000
New Jersey Econ. Dev. Auth. Rev.
(Frisch School Project) VRDO	0.230%	12/7/09 LOC	21,060	21,060
New Jersey Econ. Dev. Auth. Rev.
(Geriatric Services Housing Corp.) VRDO	0.230%	12/7/09 LOC	13,935	13,935
New Jersey Econ. Dev. Auth. Rev.
(Jewish Community Center) VRDO	0.230%	12/7/09 LOC	4,845	4,845
New Jersey Econ. Dev. Auth. Rev.
(Lawrenceville School Project) VRDO	0.190%	12/1/09	22,000	22,000
New Jersey Econ. Dev. Auth. Rev.
(Lawrenceville School Project) VRDO	0.220%	12/1/09	1,700	1,700
New Jersey Econ. Dev. Auth. Rev.
(Morris Hall St. Lawrence Project) VRDO	0.210%	12/7/09 LOC	16,285	16,285
New Jersey Econ. Dev. Auth. Rev.
(Ocean Spray Cranberries) VRDO	0.390%	12/7/09 LOC	8,000	8,000
New Jersey Econ. Dev. Auth. Rev.
(Order Saint Benedict Project) VRDO	0.190%	12/7/09 LOC	16,415	16,415
New Jersey Econ. Dev. Auth. Rev.
(Order Saint Benedict Project) VRDO	0.190%	12/7/09 LOC	15,000	15,000
New Jersey Econ. Dev. Auth. Rev.
(Passaic Hebrew Institute) VRDO	0.200%	12/7/09 LOC	3,150	3,150
New Jersey Econ. Dev. Auth. Rev.
(Presbyterian Homes) VRDO	0.190%	12/7/09 LOC	15,100	15,100
New Jersey Econ. Dev. Auth. Rev.
(Ranney School Project) VRDO	0.200%	12/7/09 LOC	10,310	10,310
New Jersey Econ. Dev. Auth. Rev.
(School Fac. Construction) BAN	2.500%	6/18/10	25,000	25,277
1 New Jersey Econ. Dev. Auth. Rev.
(School Fac.) TOB VRDO	0.320%	12/7/09 (4)	5,800	5,800
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) VRDO	0.170%	12/1/09 LOC	25,645	25,645
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) VRDO	0.170%	12/1/09 LOC	38,400	38,400
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) VRDO	0.180%	12/1/09 LOC	59,955	59,955
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) VRDO	0.270%	12/7/09 LOC	52,200	52,200
New Jersey Econ. Dev. Auth. Rev.
(StoltHaven Project) VRDO	0.200%	12/7/09 LOC	14,500	14,500

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Econ. Dev. Auth. Rev. VRDO	0.200%	12/7/09 LOC	9,720	9,720
New Jersey Educ. Fac. Auth. Rev.	5.000%	9/1/10 (Prere.)	6,405	6,624
1 New Jersey Educ. Fac. Auth. Rev.
(Institute for Advanced Studies) TOB VRDO	0.250%	12/7/09	25,300	25,300
New Jersey Educ. Fac. Auth. Rev.
(Institute for Advanced Studies) VRDO	0.250%	12/7/09	10,900	10,900
1 New Jersey Educ. Fac. Auth. Rev.
(Institute for Defense Analyses) TOB VRDO	0.200%	12/7/09 LOC	9,435	9,435
1 New Jersey Educ. Fac. Auth. Rev.
(Princeton Univ.) TOB VRDO	0.250%	12/7/09	10,900	10,900
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/10 (Prere.)	11,210	11,517
New Jersey Educ. Fac. Auth. Rev.
(Seton Hall Univ.) VRDO	0.210%	12/7/09 LOC	24,880	24,880
New Jersey GO	5.700%	5/1/10 (Prere.)	10,790	11,029
New Jersey GO	6.000%	5/1/10 (Prere.)	4,985	5,101
New Jersey Health Care Fac. Financing Auth. Rev.
(AHS Hospital Corp.) VRDO	0.250%	12/7/09 LOC	26,620	26,620
New Jersey Health Care Fac. Financing Auth. Rev.
(Hosp. Capital Asset Pooled Program) VRDO	0.270%	12/7/09 LOC	23,600	23,600
New Jersey Health Care Fac. Financing Auth. Rev.
(Hosp. Capital Asset Pooled Program) VRDO	0.270%	12/7/09 LOC	24,500	24,500
New Jersey Health Care Fac. Financing Auth. Rev.
(Hosp. Capital Asset Pooled Program) VRDO	0.270%	12/7/09 LOC	23,100	23,100
New Jersey Health Care Fac. Financing Auth. Rev.
(Hosp. Capital Asset Pooled Program) VRDO	0.270%	12/7/09 LOC	20,000	20,000
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health Systems) VRDO	0.240%	12/7/09 LOC	37,500	37,500
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian IV) VRDO	0.200%	12/7/09 (12)	19,100	19,100
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian-III) VRDO	0.200%	12/7/09 (12)	15,500	15,500
New Jersey Health Care Fac. Financing Auth. Rev.
(Robert Wood Johnson Univ.) VRDO	0.190%	12/7/09 LOC	19,260	19,260
New Jersey Health Care Fac. Financing Auth. Rev.
(Robert Wood Johnson Univ.) VRDO	0.190%	12/7/09 LOC	7,905	7,905
New Jersey Health Care Fac. Financing Auth. Rev.
(RWJ Health Care Corp.) VRDO	0.190%	12/7/09 LOC	10,840	10,840
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health) VRDO	0.190%	12/7/09 LOC	27,850	27,850
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health) VRDO	0.190%	12/7/09 LOC	7,200	7,200
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health) VRDO	0.210%	12/7/09 LOC	14,000	14,000
1 New Jersey Health Care Fac. Financing Auth. Rev.
TOB VRDO	0.320%	12/7/09 (12)	5,580	5,580
1 New Jersey Health Care Fac. Financing Auth. Rev.
TOB VRDO	0.320%	12/7/09 (12)	9,600	9,600
New Jersey Health Care Fac. Financing Auth. Rev.
VRDO	0.190%	12/7/09 LOC	4,650	4,650
New Jersey Health Care Fac. Financing Auth. Rev.
VRDO	0.190%	12/7/09 LOC	20,645	20,645
New Jersey Health Care Fac. Financing Auth. Rev.
VRDO	0.210%	12/7/09 LOC	16,260	16,260

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Highway Auth. Rev.
(Garden State Parkway)	6.200%	1/1/10 (ETM)	8,485	8,518
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev. VRDO	0.200%	12/7/09 LOC	6,830	6,830
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev. VRDO	0.240%	12/7/09 LOC	53,900	53,900
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev. VRDO	0.250%	12/7/09 (4)	23,195	23,195
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev. VRDO	0.270%	12/7/09 (4)	14,900	14,900
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev. VRDO	0.300%	12/7/09 (4)	12,320	12,320
1 New Jersey Housing & Mortgage Finance Agency
Rev. TOB VRDO	0.300%	12/7/09	7,160	7,160
New Jersey Housing & Mortgage Finance Agency
Rev. VRDO	0.210%	12/7/09	12,000	12,000
New Jersey Housing & Mortgage Finance Agency
Rev. VRDO	0.230%	12/7/09	10,500	10,500
New Jersey Housing & Mortgage Finance Agency
Rev. VRDO	0.230%	12/7/09	14,100	14,100
New Jersey Housing & Mortgage Finance Agency
Rev. VRDO	0.230%	12/7/09	9,900	9,900
New Jersey Housing & Mortgage Finance Agency
Rev. VRDO	0.250%	12/7/09	8,000	8,000
1 New Jersey Housing & Mortgage Finance Agency
Single Family Housing Rev. TOB VRDO	0.380%	12/7/09	7,225	7,225
New Jersey Housing & Mortgage Finance Agency
Single Family Housing Rev. VRDO	0.280%	12/7/09	15,000	15,000
1 New Jersey State Transp. Trust Fund Auth. Cap
TOB VRDO	0.240%	12/7/09 LOC	18,355	18,355
New Jersey Transp. Corp. COP	5.750%	9/15/10 (Prere.)	8,500	8,859
New Jersey Transp. Trust Fund Auth. Rev.	6.000%	6/15/10 (Prere.)	8,660	8,917
1 New Jersey Transp. Trust Fund Auth. Rev.
TOB VRDO	0.250%	12/7/09 (13)	15,445	15,445
1 New Jersey Transp. Trust Fund Auth. TOB VRDO	0.280%	12/7/09 LOC	16,060	16,060
1 New Jersey Transp. Trust Fund Auth. TOB VRDO	0.280%	12/7/09 LOC	11,775	11,775
1 New Jersey Transp. Trust Fund Deutsche Bank
TOB VRDO	0.250%	12/7/09 LOC	10,000	10,000
1 New Jersey Transp. Trust Fund TOB VRDO	0.250%	12/7/09 LOC	52,030	52,030
New Jersey Turnpike Auth. Rev.	5.375%	1/1/10 (Prere.)	3,500	3,514
New Jersey Turnpike Auth. Rev.	5.500%	1/1/10 (Prere.)	20,000	20,084
New Jersey Turnpike Auth. Rev.	5.500%	1/1/10 (Prere.)	1,800	1,807
New Jersey Turnpike Auth. Rev.	5.625%	1/1/10 (Prere.)	5,500	5,523
New Jersey Turnpike Auth. Rev.	5.625%	1/1/10 (Prere.)	17,775	17,846
New Jersey Turnpike Auth. Rev.	5.750%	1/1/10 (Prere.)	3,500	3,515
New Jersey Turnpike Auth. Rev.	5.750%	1/1/10 (ETM)	7,475	7,507
New Jersey Turnpike Auth. Rev.	5.750%	1/1/10 (Prere.)	1,620	1,627
New Jersey Turnpike Auth. Rev.	5.750%	1/1/10 (Prere.)	18,600	18,681
1 New Jersey Turnpike Auth. Rev. TOB VRDO	0.250%	12/7/09 (13)	19,800	19,800
1 New Jersey Turnpike Auth. Rev. TOB VRDO	0.280%	12/7/09 LOC	22,190	22,190
1 New Jersey Turnpike Auth. Rev. TOB VRDO	0.400%	12/7/09 (4)	6,400	6,400
1 New Jersey Turnpike Auth. Rev. TOB VRDO	0.570%	12/7/09 (4)	8,545	8,545
1 New Jersey Turnpike Auth. Rev. TOB VRDO	0.570%	12/7/09 (4)	6,745	6,745
New Jersey Turnpike Auth. Rev. VRDO	0.310%	12/7/09 LOC	76,900	76,900

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Parsippany - Troy Hills Township NJ BAN	2.000%	11/10/10	15,000	15,222
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.250%	12/7/09	4,250	4,250
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.250%	12/7/09	4,800	4,800
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.260%	12/7/09 (4)	12,000	12,000
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.260%	12/7/09 (4)	5,000	5,000
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.300%	12/7/09	10,685	10,685
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.300%	12/7/09	5,685	5,685
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.300%	12/7/09	5,090	5,090
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.300%	12/7/09 (4)	7,770	7,770
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.310%	12/7/09	5,600	5,600
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.330%	12/7/09 (4)	23,515	23,515
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.330%	12/7/09	5,555	5,555
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.330%	12/7/09	3,335	3,335
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.370%	12/7/09	8,085	8,085
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.450%	12/7/09 (4)	4,050	4,050
1 Port Auth. of New York & New Jersey Rev.
TOB VRDO	0.470%	12/7/09	7,320	7,320
Princeton Univ. New Jersey CP	0.300%	2/9/10	7,650	7,650
Rutgers State Univ. New Jersey VRDO	0.150%	12/1/09	51,500	51,500
Rutgers State Univ. New Jersey VRDO	0.180%	12/1/09	61,400	61,400
Salem County New Jersey Improvement Authority
Rev. (Friends Home Woodstown Inc.) VRDO	0.300%	12/7/09 LOC	16,000	16,000
Salem County NJ Financing Auth. PCR
(Exelon Project) CP	0.300%	12/2/09 LOC	19,000	19,000
Salem County NJ Financing Auth. PCR
(PSEG Power) VRDO	0.280%	12/7/09 LOC	6,200	6,200
Salem County NJ Financing Auth. PCR
(PSEG Power) VRDO	0.280%	12/7/09 LOC	2,200	2,200
South Jersey Transp. Auth. New Jersey Transp.
System Rev. VRDO	0.240%	12/7/09 LOC	19,000	19,000
Sussex County NJ BAN	2.500%	6/23/10	10,558	10,678
1 Tobacco Settlement Financing Corp.
New Jersey Rev. TOB VRDO	0.500%	4/7/10 (Prere.)	21,885	21,885
Union County NJ PCR (Exxon) VRDO	0.150%	12/1/09	15,070	15,070
Vernon Township NJ School Dist. GO	5.250%	12/1/09 (Prere.)	1,200	1,200
Vernon Township NJ School Dist. GO	5.300%	12/1/09 (Prere.)	1,200	1,200
Vernon Township NJ School Dist. GO	5.375%	12/1/09 (Prere.)	1,200	1,200
Vernon Township NJ School Dist. GO	5.375%	12/1/09 (Prere.)	1,200	1,200
Vernon Township NJ School Dist. GO	5.375%	12/1/09 (Prere.)	1,200	1,200
				2,424,939

New Jersey Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Puerto Rico (4.5%)
	Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/10 (Prere.)	6,250	6,490
1	Puerto Rico Electric Power Auth. Rev. TOB VRDO	0.200%	12/7/09 (4)	7,600	7,600
1	Puerto Rico Highway & Transp. Auth. Rev.
	TOB VRDO	0.260%	12/7/09 (12)	3,000	3,000
1	Puerto Rico Highway & Transp. Auth. Rev.
	TOB VRDO	0.320%	12/7/09 (12)	10,930	10,930
1	Puerto Rico Ind. Medical & Environmental Fac.
	Finance Auth. Rev. PCR (Abbott Laboratories) PUT	2.000%	3/1/10	12,575	12,575
1	Puerto Rico Sales Tax Financing Corp. Rev.
	TOB VRDO	0.200%	12/7/09	52,200	52,200
1	Puerto Rico Sales Tax Financing Corp. Rev.
	TOB VRDO	0.240%	12/7/09 LOC	6,700	6,700
1	Puerto Rico Sales Tax Financing Corp. Rev.
	TOB VRDO	0.300%	12/7/09	3,425	3,425
1	Puerto Rico Sales Tax Financing Corp. Rev.
	TOB VRDO	0.370%	12/7/09	11,300	11,300
					114,220
Total Tax-Exempt Municipal Bonds (Cost $2,539,159)					2,539,159
Other Assets and Liabilities (0.3%)
Other Assets					18,240
Liabilities					(11,199)
					7,041
Net Assets (100%)
Applicable to 2,545,922,739 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					2,546,200
Net Asset Value Per Share					$1.00

At November 30, 2009, net assets consisted of:
					Amount
					($000)
Paid-in Capital					2,546,200
Undistributed Net Investment Income					—
Accumulated Net Realized Gains					—
Net Assets					2,546,200

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was $575,185,000, representing 22.6% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

New Jersey Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New Jersey Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	18,019
Total Income	18,019
Expenses
The Vanguard Group—Note B
Investment Advisory Services	415
Management and Administrative	2,280
Marketing and Distribution	963
Money Market Guarantee Program	1,063
Custodian Fees	16
Auditing Fees	19
Shareholders’ Reports and Proxies	53
Trustees’ Fees and Expenses	5
Total Expenses	4,814
Net Investment Income	13,205
Realized Net Gain (Loss) on Investment Securities Sold	97
Net Increase (Decrease) in Net Assets Resulting from Operations	13,302

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,205	76,792
Realized Net Gain (Loss)	97	(13)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,302	76,779
Distributions
Net Investment Income	(13,205)	(76,792)
Realized Capital Gain	—	—
Total Distributions	(13,205)	(76,792)
Capital Share Transactions (at $1.00)
Issued	1,572,673	2,762,019
Issued in Lieu of Cash Distributions	12,666	73,627
Redeemed	(2,165,309)	(3,157,588)
Net Increase (Decrease) from Capital Share Transactions	(579,970)	(321,942)
Total Increase (Decrease)	(579,873)	(321,955)
Net Assets
Beginning of Period	3,126,073	3,448,028
End of Period	2,546,200	3,126,073

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.005	.022	.035	.032	.021
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.005	.022	.035	.032	.021
Distributions
Dividends from Net Investment Income	(.005)	(.022)	(.035)	(.032)	(.021)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.005)	(.022)	(.035)	(.032)	(.021)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.45%	2.27%	3.60%	3.25%	2.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,546	$3,126	$3,448	$2,787	$2,521
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.11%[2]	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	0.46%	2.24%	3.53%	3.21%	2.17%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard New Jersey Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $545,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2009, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

New Jersey Tax-Exempt Money Market Fund

D. On October 7, 2008, the board of trustees approved the fund’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the fund’s net asset value fell below $0.995 and the fund’s trustees decided to liquidate the fund. The program covered the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the fund was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008.

In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

New Jersey Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	354	8,323	46,048
Yield[3]		3.6%	3.6%
Investor Shares	3.3%
Admiral Shares	3.4%
Yield to Maturity	3.5%[4]	3.6%	3.6%
Average Coupon	4.4%	5.0%	5.0%
Average Effective
Maturity	8.0 years	9.9 years	13.5 years
Average Quality	AA–	AA	AA
Average Duration	6.7 years	7.2 years	8.4 years
Expense Ratio[5]		—	—
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves	4.2%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.98
Beta	0.98	1.03

Distribution by Maturity (% of portfolio)

Under 1 Year	8.6%
1–5 Years	29.4
5–10 Years	38.3
10–20 Years	17.0
20–30 Years	5.6
Greater than 30 Years	1.1

Distribution by Credit Quality (% of portfolio)

AAA	22.1%
AA	39.7
A	27.6
BBB	8.7
Other	1.9

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the fund’s expense ratios were 0.20% for
Investor Shares and 0.12% for Admiral Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

New Jersey Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
New Jersey Long-Term Tax-Exempt Fund
Investor Shares[1]	12.19%	4.08%	5.39%	$16,904
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.79	17,549
New Jersey Municipal Debt Funds Average[2]	16.06	3.28	4.50	15,534

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
New Jersey Long-Term Tax-Exempt Fund
Admiral Shares	12.28%	4.15%	4.85%	$149,964
Barclays Capital Municipal Bond Index	14.17	4.50	5.13	153,335
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.38	156,493

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.; based on the New Jersey Insured Municipal Debt Funds Average through March 31, 2002, and the New Jersey Municipal Debt Funds Average thereafter.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.
See Financial Highlights for dividend and capital gains information.

New Jersey Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	2.9%	5.7%	8.6%	7.7%
2001	3.4	5.2	8.6	8.2
2002	1.5	4.9	6.4	6.7
2003	2.1	4.7	6.8	6.9
2004	–1.2	4.5	3.3	4.0
2005	–1.1	4.4	3.3	3.0
2006	2.4	4.6	7.0	6.2
2007	–2.3	4.3	2.0	3.5
2008	–7.6	4.1	–3.5	–0.4
2009	7.6	4.6	12.2	12.7

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	2/3/1988	13.13%	4.29%	0.81%	4.72%	5.53%
Admiral Shares	5/14/2001	13.22	4.37	0.47[3]	4.65[3]	5.12[3]

1 Barclays Capital 10 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Return since inception.

New Jersey Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.7%)
New Jersey (96.9%)
Atlantic County NJ Public Fac. COP	7.400%	3/1/10 (14)	1,755	1,784
Atlantic County NJ Public Fac. COP	7.400%	3/1/11 (14)	4,025	4,345
Atlantic County NJ Public Fac. COP	6.000%	3/1/14 (14)	3,685	4,309
Atlantic County NJ Public Fac. COP	6.000%	3/1/15 (14)	1,480	1,754
Atlantic County NJ Util. Auth. Sewer Rev.	6.875%	1/1/12 (2)(ETM)	1,020	1,086
Bayonne NJ TAN	5.750%	7/1/35	10,000	10,550
Burlington County NJ Bridge Comm. Rev.	5.250%	12/15/21 (2)	3,200	3,544
Camden County NJ Improvement Auth. Lease Rev.	5.375%	9/1/10 (4)(Prere.)	850	883
Camden County NJ Improvement Auth. Lease Rev.	5.500%	5/1/12 (Prere.)	1,335	1,485
Camden County NJ Improvement Auth. Lease Rev.	5.500%	5/1/12 (Prere.)	1,265	1,407
Camden County NJ Improvement Auth. Lease Rev.	5.500%	5/1/12 (Prere.)	1,025	1,140
Camden County NJ Improvement Auth. Lease Rev.	5.500%	5/1/12 (Prere.)	1,140	1,268
Cape May County NJ Muni. Util. Auth. Rev.	5.250%	1/1/17 (14)	2,560	2,762
Cape May County NJ Muni. Util. Auth. Rev.	5.250%	1/1/18 (14)	2,165	2,312
Cape May County NJ PCR (Atlantic City Electric)	6.800%	3/1/21 (14)	15,400	18,702
Cumberland County NJ Improvement Auth.
Solid Waste System Rev.	5.125%	1/1/25 (14)	5,685	6,156
Delaware River & Bay Auth. New Jersey Rev.	5.375%	1/1/10 (2)(Prere.)	750	761
Delaware River Port Auth. Pennsylvania &
New Jersey Rev.	5.750%	1/1/22 (4)	10,000	10,037
Delaware River Port Auth. Pennsylvania &
New Jersey Rev.	5.625%	1/1/26 (4)	2,500	2,502
Egg Harbor Township NJ School Dist. GO	5.000%	7/15/11 (3)(Prere.)	1,400	1,515
Egg Harbor Township NJ School Dist. GO	5.000%	7/15/11 (3)(Prere.)	2,000	2,164
Egg Harbor Township NJ School Dist. GO	5.000%	7/15/11 (3)(Prere.)	2,780	3,008
Egg Harbor Township NJ School Dist. GO	5.000%	7/15/11 (3)(Prere.)	2,640	2,856
Egg Harbor Township NJ School Dist. GO	5.100%	7/15/11 (3)(Prere.)	2,950	3,197
Essex County NJ Improvement Auth. Lease Rev.	5.750%	10/1/10 (3)(Prere.)	2,650	2,769
Essex County NJ Improvement Auth. Lease Rev.	5.750%	10/1/10 (3)(Prere.)	3,390	3,542
Essex County NJ Improvement Auth. Rev.	5.250%	12/15/18 (2)	10,000	11,503
Essex County NJ Improvement Auth. Rev.	5.250%	12/15/20 (2)	5,010	5,725
Essex County NJ Improvement Auth. Rev.	5.250%	12/15/22 (2)	3,455	3,865
Essex County NJ Solid Waste Util. Auth.	0.000%	4/1/10 (4)	1,000	997
Evesham NJ Util. Auth. Rev.	5.000%	7/1/16 (2)	3,435	3,724
Evesham NJ Util. Auth. Rev.	5.000%	7/1/17 (2)	3,705	4,016
Evesham NJ Util. Auth. Rev.	5.000%	7/1/18 (2)	1,605	1,714

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Garden State Preservation Trust New Jersey	5.250%	11/1/12 (4)	18,000	20,218
Garden State Preservation Trust New Jersey	0.000%	11/1/21 (4)	10,325	6,211
Garden State Preservation Trust New Jersey	0.000%	11/1/22 (4)	32,200	18,298
Gloucester County NJ Improvement Auth.
Lease Rev.	5.000%	7/15/16 (14)	1,000	1,095
Gloucester County NJ Improvement Auth.
Lease Rev.	5.000%	7/15/17 (14)	865	969
Gloucester County NJ Improvement Auth.
Lease Rev.	5.000%	7/15/20 (14)	1,150	1,223
Gloucester County NJ Improvement Auth.
Lease Rev.	5.000%	7/15/23 (14)	1,000	1,035
Gloucester County NJ Improvement Auth.
Lease Rev.	5.000%	4/1/38	9,750	10,051
Gloucester Township NJ GO	5.750%	7/15/10 (2)	500	514
Gloucester Township NJ Muni. Util. Auth. Rev.	5.650%	3/1/18 (2)	2,755	3,125
Hillsborough Township NJ School Dist. GO	5.375%	10/1/13 (4)	1,250	1,447
Hillsborough Township NJ School Dist. GO	5.375%	10/1/19 (4)	1,720	2,076
Hoboken-Union City-Weehawken NJ
Sewerage Auth. Rev.	6.250%	8/1/13 (14)	9,590	10,639
Irvington Township NJ GO	0.000%	8/1/10 (14)(ETM)	2,080	2,073
Jackson Township NJ Board of Educ. GO	5.375%	4/15/12 (3)(Prere.)	6,885	7,633
Jackson Township NJ Board of Educ. GO	5.375%	4/15/12 (3)(Prere.)	7,676	8,510
Jackson Township NJ Board of Educ. GO	5.250%	6/15/21 (14)	11,195	13,357
Marlboro Township NJ Board of Educ. GO	5.000%	7/15/14	1,045	1,113
Mercer County NJ Improvement Auth.
Special Services School Dist. Rev.	5.950%	12/15/12	3,775	4,305
Middlesex County NJ COP	5.000%	8/1/11 (14)	1,050	1,125
Middlesex County NJ COP	5.500%	8/1/15 (14)	1,195	1,282
Middlesex County NJ Improvement Auth.	5.375%	3/15/22 (14)	1,825	1,846
Middlesex County NJ Improvement Auth.	5.375%	3/15/23 (14)	1,925	1,940
Middlesex County NJ Improvement Auth. Rev.
(Heldrich Center Hotel/Conference Project)	5.000%	1/1/15	470	274
Middlesex County NJ Improvement Auth. Rev.
(Heldrich Center Hotel/Conference Project)	5.000%	1/1/20	500	260
Middlesex County NJ Improvement Auth. Rev.
(Heldrich Center Hotel/Conference Project)	5.000%	1/1/32	5,100	2,649
Middlesex County NJ Improvement Auth. Rev.
(Heldrich Center Hotel/Conference Project)	5.125%	1/1/37	3,500	1,817
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund	5.250%	9/15/19	1,585	1,763
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund	5.250%	9/15/20	1,600	1,780
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund	5.250%	9/15/21	2,375	2,642
Middlesex County NJ Improvement Auth.
Util. Systems Rev. (Perth Amboy)	0.000%	9/1/15 (2)	2,000	1,578
Middlesex County NJ Improvement Auth.
Util. Systems Rev. (Perth Amboy)	0.000%	9/1/16 (2)	3,000	2,228
Middlesex County NJ Improvement Auth.
Util. Systems Rev. (Perth Amboy)	0.000%	9/1/18 (2)	4,550	2,946
Middletown Township NJ Board of Educ. GO	5.000%	8/1/14 (4)	2,735	2,813
Middletown Township NJ Board of Educ. GO	5.000%	8/1/15 (4)	2,015	2,071
Monmouth County NJ Improvement Auth.
Lease Rev. (Brookdale Community College)	5.250%	8/1/26	1,000	1,117

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monmouth County NJ Improvement Auth.
Lease Rev. (Brookdale Community College)	5.875%	8/1/31	1,000	1,128
Monmouth County NJ Improvement Auth.
Lease Rev. (Brookdale Community College)	6.000%	8/1/38	3,900	4,342
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)	5.000%	7/15/12 (2)(Prere.)	2,115	2,340
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)	5.000%	7/15/12 (2)(Prere.)	2,225	2,461
Monmouth County NJ Improvement Auth. Rev.
(Pooled Govt. Loan)	5.000%	12/1/13 (2)	1,545	1,702
Monmouth County NJ Improvement Auth. Rev.
(Pooled Govt. Loan)	5.000%	12/1/14 (2)	3,205	3,546
Monmouth County NJ Improvement Auth. Rev.
(Pooled Govt. Loan)	5.000%	12/1/16 (2)	1,000	1,102
Monmouth County NJ Improvement Auth. Rev.
(Pooled Govt. Loan)	5.250%	12/1/18 (2)	2,000	2,196
Monmouth County NJ Improvement Auth. Rev.
(Pooled Govt. Loan)	5.250%	12/1/21 (2)	1,275	1,353
Montgomery Township NJ School Dist. GO	5.250%	8/1/13 (14)	1,285	1,388
Montgomery Township NJ School Dist. GO	5.250%	8/1/17 (14)	1,280	1,382
Montgomery Township NJ School Dist. GO	5.250%	8/1/18 (14)	910	970
New Jersey Casino Reinvestment Dev. Auth. Rev.
(Hotel Room Fee)	5.250%	1/1/20 (2)	2,945	3,060
New Jersey Casino Reinvestment Dev. Auth. Rev.
(Hotel Room Fee)	5.250%	1/1/21 (2)	6,255	6,452
New Jersey Casino Reinvestment Dev. Auth. Rev.
(Hotel Room Fee)	5.250%	1/1/22 (2)	5,585	5,707
New Jersey Casino Reinvestment Dev. Auth. Rev.
(Parking Fee)	5.250%	6/1/21 (14)	3,000	3,066
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/10	5,000	5,104
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/11	6,590	6,949
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/13	5,000	5,484
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/16	4,000	4,422
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/17	3,000	3,306
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/18	9,000	9,862
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/19	9,755	10,550
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/20	1,500	1,600
New Jersey CTFS Partner Equipment
Lease Purchase	5.000%	6/15/23	1,000	1,041
New Jersey Econ. Dev. Auth. Market
Transition Fac. Rev.	5.500%	9/1/29 (14)	7,055	7,834
New Jersey Econ. Dev. Auth. Rev. (Cigarette Tax)	5.625%	6/15/17	350	350
New Jersey Econ. Dev. Auth. Rev. (Cigarette Tax)	5.750%	6/15/29	20,000	19,184
New Jersey Econ. Dev. Auth. Rev.
(Diocese of Metuchen Project) VRDO	0.220%	12/7/09 LOC	14,055	14,055

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Econ. Dev. Auth. Rev.
(El Dorado Terminals) VRDO	0.300%	12/1/09 LOC	6,300	6,300
New Jersey Econ. Dev. Auth. Rev.
(Hillcrest Health Service)	0.000%	1/1/12 (2)	2,500	2,333
New Jersey Econ. Dev. Auth. Rev.
(Hillcrest Health Service)	0.000%	1/1/13 (2)	3,000	2,676
New Jersey Econ. Dev. Auth. Rev.
(Lawrenceville School Project) VRDO	0.190%	12/1/09	1,000	1,000
New Jersey Econ. Dev. Auth. Rev.
(Motor Vehicle Comm.)	5.250%	7/1/24 (14)	6,000	6,565
New Jersey Econ. Dev. Auth. Rev.
(Motor Vehicle Comm.)	5.250%	7/1/25 (14)	14,000	15,249
New Jersey Econ. Dev. Auth. Rev.
(Motor Vehicle Comm.)	5.250%	7/1/26 (14)	3,000	3,250
New Jersey Econ. Dev. Auth. Rev.
(Motor Vehicle Comm.)	5.250%	7/1/31 (14)	25,175	25,542
New Jersey Econ. Dev. Auth. Rev.
(School Fac. Construction)	5.500%	12/15/29	11,520	12,508
New Jersey Econ. Dev. Auth. Rev.
(School Fac. Construction)	5.125%	3/1/30 (10)	1,000	1,029
New Jersey Econ. Dev. Auth. Rev.
(School Fac. Construction)	5.000%	9/1/30	4,065	4,182
New Jersey Econ. Dev. Auth. Rev.
(School Fac. Construction)	5.000%	9/1/34	8,000	8,148
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	3/1/12	2,000	2,156
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.500%	6/15/13 (2)	1,200	1,350
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/13 (14)(Prere.)	4,000	4,565
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/13	7,500	8,348
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	12/15/13	14,000	15,658
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/14	10,000	11,245
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	12/15/14	14,000	15,772
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	3/1/18	2,650	2,861
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.500%	9/1/18 (14)	10,285	11,868
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.500%	9/1/24 (2)	2,000	2,279
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	4.500%	9/1/25	4,440	4,501
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.250%	3/1/26	9,500	9,979
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.500%	9/1/27 (14)	14,225	16,025
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.125%	3/1/30	12,000	12,358
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/30 (14)	5,480	5,623
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/33	7,825	7,997
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/36	23,500	23,780
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/37	18,000	18,171
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.000%	9/1/37 (2)	900	909
New Jersey Econ. Dev. Auth. Rev. (School Fac.) PUT	5.000%	9/1/14 (4)	8,000	8,776
New Jersey Econ. Dev. Auth. Rev. (School Fac.) PUT	5.000%	9/1/14 (4)	12,500	13,713
New Jersey Econ. Dev. Auth. Rev. (School Fac.) PUT	5.000%	9/1/15 (4)	5,000	5,532
New Jersey Econ. Dev. Auth. Rev. (School Fac.) PUT	5.000%	9/1/15 (4)	28,000	30,978
New Jersey Econ. Dev. Auth. Rev. (School Fac.)
VRDO	0.170%	12/1/09 LOC	28,070	28,070
New Jersey Econ. Dev. Auth. Rev. (School Fac.)
VRDO	0.180%	12/1/09 LOC	5,840	5,840
New Jersey Econ. Dev. Auth. Rev. (School Fac.)
VRDO	0.270%	12/7/09 LOC	8,400	8,400

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Econ. Dev. Auth. Rev.
(St. Barnabas Project)	0.000%	7/1/11 (14)(ETM)	4,650	4,590
New Jersey Econ. Dev. Auth. Rev.
(St. Barnabas Project)	0.000%	7/1/12 (14)	4,550	3,866
New Jersey Econ. Dev. Auth. Rev.
(St. Barnabas Project)	0.000%	7/1/13 (14)	4,500	3,578
New Jersey Econ. Dev. Auth. Rev.
(St. Barnabas Project)	0.000%	7/1/14 (14)	4,210	3,126
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)	5.000%	5/1/14	15,000	16,843
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)	5.000%	5/1/18	5,965	6,685
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)	5.000%	5/1/19	2,580	2,882
New Jersey Educ. Fac. Auth. Rev.	5.000%	9/1/10 (4)(Prere.)	2,715	2,811
New Jersey Educ. Fac. Auth. Rev.	5.750%	9/1/12	7,595	8,541
New Jersey Educ. Fac. Auth. Rev.	5.250%	9/1/29	10,000	10,410
New Jersey Educ. Fac. Auth. Rev.	5.500%	9/1/36	5,000	5,202
New Jersey Educ. Fac. Auth. Rev.
(College of New Jersey)	5.000%	7/1/14 (4)	3,180	3,637
New Jersey Educ. Fac. Auth. Rev.
(College of New Jersey)	5.000%	7/1/16 (4)	4,410	5,084
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)	5.250%	7/1/20 (14)	2,060	2,305
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)	5.250%	7/1/21 (14)	1,550	1,719
New Jersey Educ. Fac. Auth. Rev.
(Fairleigh Dickinson Univ.)	5.500%	7/1/23	2,750	2,706
New Jersey Educ. Fac. Auth. Rev.
(Georgian Court Univ.)	5.000%	7/1/27	1,000	971
New Jersey Educ. Fac. Auth. Rev.
(Georgian Court Univ.)	5.000%	7/1/33	1,000	926
New Jersey Educ. Fac. Auth. Rev.
(Georgian Court Univ.)	5.250%	7/1/37	1,000	938
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)	5.250%	7/1/13 (3)(Prere.)	2,605	2,985
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)	5.250%	7/1/13 (3)(Prere.)	2,775	3,180
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)	5.000%	7/1/20 (14)	2,585	2,775
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)	5.000%	7/1/21 (14)	3,025	3,209
New Jersey Educ. Fac. Auth. Rev.
(Montclair State Univ.)	5.000%	7/1/15 (3)(Prere.)	4,700	5,501
New Jersey Educ. Fac. Auth. Rev.
(Montclair State Univ.)	5.000%	7/1/27 (2)	5,000	5,144
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)	5.250%	7/1/17 (14)	1,000	1,062
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)	5.250%	7/1/18 (14)	1,470	1,554
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)	5.250%	7/1/20 (14)	1,725	1,809
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)	4.500%	7/1/35	10,000	10,142
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)	4.500%	7/1/37	9,160	9,248
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.000%	7/1/12 (3)(Prere.)	1,700	1,881
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.000%	7/1/12 (3)(Prere.)	1,010	1,117
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.000%	7/1/15 (14)	1,550	1,639
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.000%	7/1/16 (14)(Prere.)	4,000	4,710
New Jersey Educ. Fac. Auth. Rev.
(Richard Stockton College)	5.375%	7/1/38	5,000	5,091
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/11 (3)(Prere.)	235	255
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/11 (3)(Prere.)	190	206
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/11 (3)(Prere.)	205	222

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.125%	7/1/13 (3)(Prere.)	2,800	3,196
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/14 (14)	2,070	2,218
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/15 (14)	1,690	1,811
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.250%	7/1/16 (14)	1,845	1,977
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.000%	7/1/24 (14)	2,200	2,286
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.250%	7/1/10 (2)	1,500	1,520
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.250%	7/1/12 (2)	1,275	1,291
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.250%	7/1/15 (2)	400	424
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.250%	7/1/16 (2)	200	212
New Jersey Educ. Fac. Auth. Rev.
(Stevens Institute of Technology)	5.125%	7/1/13 (Prere.)	6,000	6,840
New Jersey Educ. Fac. Auth. Rev.
(Stevens Institute of Technology)	5.250%	7/1/13 (Prere.)	6,000	6,866
New Jersey Educ. Fac. Auth. Rev.
(Stevens Institute of Technology)	5.000%	7/1/34	2,500	2,441
New Jersey Educ. Fac. Auth. Rev.
(Univ. Medical & Dentistry)	7.500%	12/1/32	7,250	8,135
New Jersey Educ. Fac. Auth. Rev.
(William Paterson Univ.)	4.750%	7/1/34 (12)	10,000	10,017
New Jersey Health Care Fac. Financing Auth. Rev.	5.000%	10/1/13	3,785	4,145
New Jersey Health Care Fac. Financing Auth. Rev.	5.500%	10/1/23	10,000	10,737
New Jersey Health Care Fac. Financing Auth. Rev.	5.750%	10/1/31	1,500	1,594
New Jersey Health Care Fac. Financing Auth. Rev.	5.000%	7/1/36	14,250	13,488
New Jersey Health Care Fac. Financing Auth. Rev.
(AHS Hospital)	5.000%	7/1/13	7,330	7,796
New Jersey Health Care Fac. Financing Auth. Rev.
(AHS Hospital)	5.000%	7/1/14	7,695	8,227
New Jersey Health Care Fac. Financing Auth. Rev.
(AHS Hospital)	5.000%	7/1/15	5,000	5,312
New Jersey Health Care Fac. Financing Auth. Rev.
(AHS Hospital)	5.000%	7/1/18	9,095	9,608
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)	5.750%	7/1/12 (Prere.)	2,220	2,473
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)	6.250%	7/1/12 (Prere.)	1,750	1,971
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)	6.250%	7/1/17	2,200	2,317
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)	5.750%	7/1/25	2,780	2,850
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlanticare Regional Medical Center)	5.000%	7/1/23	2,675	2,746
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlanticare Regional Medical Center)	5.000%	7/1/26	2,880	2,916
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlanticare Regional Medical Center)	5.000%	7/1/37	10,000	9,609
New Jersey Health Care Fac. Financing Auth. Rev.
(Capital Health Systems Obligated Group)	5.750%	7/1/13 (Prere.)	7,000	8,001
New Jersey Health Care Fac. Financing Auth. Rev.
(Children’s Specialized Hospital)	5.000%	7/1/24	800	737
New Jersey Health Care Fac. Financing Auth. Rev.
(Children’s Specialized Hospital)	5.500%	7/1/30	3,055	2,981
New Jersey Health Care Fac. Financing Auth. Rev.
(Children’s Specialized Hospital)	5.500%	7/1/36	6,800	6,359

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Fac. Financing Auth. Rev.
(Community Medical Center/
Kimball Medical Center/
Kensington Manor Care Center)	5.000%	7/1/10 (4)	4,695	4,708
New Jersey Health Care Fac. Financing Auth. Rev.
(Community Medical Center/
Kimball Medical Center/
Kensington Manor Care Center)	5.250%	7/1/12 (4)	105	105
New Jersey Health Care Fac. Financing Auth. Rev.
(Hackensack Univ. Medical Center)	5.375%	1/1/13 (14)	2,355	2,358
New Jersey Health Care Fac. Financing Auth. Rev.
(Hackensack Univ. Medical Center)	5.125%	1/1/21	15,000	15,323
New Jersey Health Care Fac. Financing Auth. Rev.
(Holy Name Hosp.)	5.250%	7/1/30	4,000	3,797
New Jersey Health Care Fac. Financing Auth. Rev.
(Hunterdon Medical Center)	5.250%	7/1/25	1,200	1,207
New Jersey Health Care Fac. Financing Auth. Rev.
(Hunterdon Medical Center)	5.125%	7/1/35	3,450	3,193
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health System Obligated Group)	5.625%	7/1/13 (4)	7,255	7,344
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health System Obligated Group)	5.250%	7/1/29 (4)	13,150	13,161
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health Systems)	5.000%	7/1/38 (12)	4,400	4,295
New Jersey Health Care Fac. Financing Auth. Rev.
(Riverside Medical Center)	6.250%	7/1/10 (2)(ETM)	2,935	3,037
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)	5.875%	7/1/12 (Prere.)	3,500	3,941
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)	6.000%	7/1/12 (Prere.)	3,500	3,952
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)	6.000%	7/1/12 (Prere.)	3,000	3,388
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)	5.000%	7/1/46	7,505	6,892
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care System)	5.250%	7/1/13 (14)	2,695	2,665
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care System)	5.250%	7/1/16 (14)	2,340	2,214
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care System)	0.000%	7/1/21 (14)(ETM)	1,260	814
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care System)	0.000%	7/1/21 (14)	1,740	758
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care System)	5.000%	7/1/29	4,375	3,453
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health)	5.250%	7/1/14 (4)	11,000	11,129
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health)	6.000%	7/1/29 (12)	1,000	1,049
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health)	5.750%	7/1/33	3,000	3,084
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health)	5.500%	7/1/38 (12)	3,000	3,076
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health) VRDO	0.150%	12/1/09 LOC	625	625

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.	5.000%	6/1/27	6,280	6,550
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.	5.625%	6/1/30	5,000	5,223
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev.	5.700%	5/1/20 (4)	2,040	2,057
New Jersey Housing & Mortgage Finance
Agency Rev.	6.500%	10/1/38	3,880	4,208
New Jersey Sports & Exposition Auth. Rev.	6.500%	3/1/13 (14)(ETM)	1,130	1,242
New Jersey Sports & Exposition Auth. Rev.	6.500%	3/1/13 (14)	1,000	1,091
New Jersey Sports & Exposition Auth. Rev.	5.500%	3/1/17 (14)(ETM)	250	303
New Jersey Sports & Exposition Auth. Rev.	5.500%	3/1/17 (14)	5,505	6,306
New Jersey Sports & Exposition Auth. Rev.
(Convention Center Luxury Tax)	5.500%	3/1/21 (14)	3,000	3,377
New Jersey Sports & Exposition Auth. Rev.
(Convention Center Luxury Tax)	5.500%	3/1/22 (14)	1,000	1,124
1 New Jersey State Transp. Trust Fund Auth. Cap
TOB VRDO	0.240%	12/7/09 LOC	6,000	6,000
New Jersey Transp. Corp. COP	5.750%	9/15/10 (2)(Prere.)	2,000	2,087
New Jersey Transp. Corp. COP	5.500%	9/15/11 (2)	5,000	5,358
New Jersey Transp. Corp. COP	5.500%	9/15/12 (2)	20,000	22,072
New Jersey Transp. Corp. COP	5.500%	9/15/14 (2)	1,500	1,705
New Jersey Transp. Corp. COP	5.500%	9/15/15 (2)	15,000	17,049
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/12 (14)	1,000	1,110
2 New Jersey Transp. Trust Fund Auth. Rev.	5.500%	6/15/13 (Prere.)	7,000	8,079
New Jersey Transp. Trust Fund Auth. Rev.	5.500%	12/15/14 (2)	10,000	11,533
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	6/15/15 (14)(ETM)	5,000	5,924
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/15 (2)	1,000	1,143
New Jersey Transp. Trust Fund Auth. Rev.	5.000%	12/15/17	14,810	16,630
New Jersey Transp. Trust Fund Auth. Rev.	5.000%	12/15/17	8,480	9,522
New Jersey Transp. Trust Fund Auth. Rev.	5.500%	12/15/18 (4)	5,000	5,806
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/19	22,675	25,773
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/19	7,500	8,525
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/19 (4)	8,000	9,056
New Jersey Transp. Trust Fund Auth. Rev.	5.750%	6/15/20	5,000	5,843
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/20	9,000	10,068
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/20 (4)	5,000	5,651
New Jersey Transp. Trust Fund Auth. Rev.	5.500%	12/15/20 (14)	7,000	7,973
New Jersey Transp. Trust Fund Auth. Rev.	5.500%	12/15/21	8,000	9,035
New Jersey Transp. Trust Fund Auth. Rev.	5.500%	12/15/22	6,375	7,154
New Jersey Transp. Trust Fund Auth. Rev.	5.750%	6/15/23 (14)	5,750	6,625
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/23	2,000	922
New Jersey Transp. Trust Fund Auth. Rev.	5.250%	12/15/23 (2)	15,830	17,526
New Jersey Transp. Trust Fund Auth. Rev.	5.750%	6/15/24 (14)	4,900	5,639
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/24 (2)	9,000	3,857
New Jersey Transp. Trust Fund Auth. Rev.	5.750%	6/15/25 (14)	7,000	8,039
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/28	33,855	11,024
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/31 (14)	9,000	2,349
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/32 (4)	10,000	2,628
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/32	5,000	1,269
New Jersey Transp. Trust Fund Auth. Rev.	5.000%	12/15/32 (2)	22,085	22,376
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/33	3,000	711
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/34	8,210	1,828
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/35	6,000	1,220

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/38	20,000	3,367
New Jersey Transp. Trust Fund Auth. Rev.	6.000%	12/15/38	5,000	5,443
New Jersey Transp. Trust Fund Auth. Rev.	0.000%	12/15/39	15,150	2,392
1 New Jersey Transp. Trust Fund Auth. Rev.
TOB VRDO	0.230%	12/7/09	9,980	9,980
New Jersey Turnpike Auth. Rev.	5.750%	1/1/10 (14)(Prere.)	665	668
New Jersey Turnpike Auth. Rev.	5.750%	1/1/10 (14)(Prere.)	2,635	2,645
New Jersey Turnpike Auth. Rev.	6.000%	1/1/13 (14)(ETM)	770	887
New Jersey Turnpike Auth. Rev.	6.000%	1/1/13 (14)	230	258
New Jersey Turnpike Auth. Rev.	6.500%	1/1/13 (14)(ETM)	20,000	23,354
New Jersey Turnpike Auth. Rev.	6.500%	1/1/16 (14)(ETM)	1,560	1,959
New Jersey Turnpike Auth. Rev.	6.500%	1/1/16 (14)	19,535	23,300
New Jersey Turnpike Auth. Rev.	6.500%	1/1/16 (14)(ETM)	22,095	25,931
New Jersey Turnpike Auth. Rev.	5.000%	1/1/20	5,000	5,449
New Jersey Turnpike Auth. Rev.	5.000%	1/1/21	5,000	5,370
New Jersey Turnpike Auth. Rev.	5.000%	1/1/22	3,325	3,545
New Jersey Turnpike Auth. Rev.	5.250%	1/1/26 (4)	10,000	11,549
New Jersey Turnpike Auth. Rev.	5.000%	1/1/30 (4)	18,500	19,171
New Jersey Turnpike Auth. Rev.	5.000%	1/1/35 (4)	10,000	10,157
3 New Jersey Turnpike Auth. Rev.	5.000%	1/1/35	5,000	5,004
New Jersey Turnpike Auth. Rev.	5.000%	1/1/36	15,000	14,978
New Jersey Turnpike Auth. Rev.	5.250%	1/1/40	28,385	29,210
Newark NJ GO	5.375%	12/15/13 (14)	2,000	2,215
Ocean County NJ Util. Auth. Wastewater Rev.	5.250%	1/1/17	2,665	2,884
Ocean County NJ Util. Auth. Wastewater Rev.	5.250%	1/1/18	2,220	2,370
Ocean County NJ Util. Auth. Wastewater Rev.	6.600%	1/1/18 (3)(ETM)	2,500	3,048
Port Auth. of New York & New Jersey CP	5.375%	3/1/28	1,100	1,234
Port Auth. of New York & New Jersey Rev.	5.000%	7/15/26	4,345	4,705
Port Auth. of New York & New Jersey Rev.	5.000%	9/1/27	7,680	8,027
Port Auth. of New York & New Jersey Rev.	4.500%	7/15/28	10,000	10,207
Port Auth. of New York & New Jersey Rev.	5.000%	3/1/29	4,500	4,784
Port Auth. of New York & New Jersey Rev.	4.750%	11/15/32	9,500	9,586
Port Auth. of New York & New Jersey Rev.	4.750%	7/15/33	9,500	9,580
Port Auth. of New York & New Jersey Rev.	5.000%	7/15/33	10,000	10,248
Port Auth. of New York & New Jersey Rev.	5.000%	7/15/34 (14)	7,095	7,249
Port Auth. of New York & New Jersey Rev.	4.750%	11/1/36	10,725	10,676
Port Auth. of New York & New Jersey Rev.	5.000%	9/1/38	5,000	5,072
Rahway Valley NJ Sewerage Auth. Sewer Rev.	0.000%	9/1/31 (14)	4,215	1,212
Rahway Valley NJ Sewerage Auth. Sewer Rev.	0.000%	9/1/32 (14)	5,000	1,338
Rahway Valley NJ Sewerage Auth. Sewer Rev.	0.000%	9/1/34 (14)	10,220	2,396
Rahway Valley NJ Sewerage Auth. Sewer Rev.	0.000%	9/1/35 (14)	10,215	2,242
Rutgers State Univ. New Jersey	6.400%	5/1/13	2,120	2,304
Rutgers State Univ. New Jersey	5.000%	5/1/39	5,000	5,167
South Jersey Port Corp. New Jersey Rev.	5.000%	1/1/23	2,000	2,063
South Jersey Port Corp. New Jersey Rev.	5.100%	1/1/33	1,500	1,517
South Jersey Transp. Auth. New Jersey Transp.
System Rev. VRDO	0.240%	12/7/09 LOC	5,000	5,000
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.	5.500%	6/1/11 (14)	1,465	1,512
Tobacco Settlement Financing Corp.
New Jersey Rev.	5.750%	6/1/12 (Prere.)	38,620	42,089
Tobacco Settlement Financing Corp.
New Jersey Rev.	6.000%	6/1/12 (Prere.)	20,650	23,219
Tobacco Settlement Financing Corp.
New Jersey Rev.	7.000%	6/1/13 (Prere.)	20,000	23,939

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tobacco Settlement Financing Corp.
New Jersey Rev.	4.500%	6/1/23	12,785	11,443
Tobacco Settlement Financing Corp.
New Jersey Rev.	4.625%	6/1/26	8,000	6,502
Tobacco Settlement Financing Corp.
New Jersey Rev.	5.000%	6/1/29	10,000	7,418
Tobacco Settlement Financing Corp.
New Jersey Rev.	4.750%	6/1/34	7,000	4,745
Tobacco Settlement Financing Corp.
New Jersey Rev.	5.000%	6/1/41	19,265	12,573
Univ. of Medicine & Dentistry New Jersey COP	5.250%	6/15/18 (14)	1,975	2,069
Univ. of Medicine & Dentistry New Jersey COP	5.250%	6/15/20 (14)	2,185	2,256
Univ. of Medicine & Dentistry New Jersey COP	5.250%	6/15/22 (14)	2,420	2,469
Univ. of Medicine & Dentistry New Jersey Rev.	6.500%	12/1/12 (14)(ETM)	2,550	2,764
Univ. of Medicine & Dentistry New Jersey Rev.	5.375%	12/1/15 (2)	2,325	2,433
Univ. of Medicine & Dentistry New Jersey Rev.	5.375%	12/1/16 (2)	1,110	1,151
Univ. of Medicine & Dentistry New Jersey Rev.	5.500%	12/1/19 (2)	2,000	2,047
Univ. of Medicine & Dentistry New Jersey Rev.	5.500%	12/1/20 (2)	3,675	3,748
Univ. of Medicine & Dentistry New Jersey Rev.	5.500%	12/1/21 (2)	2,000	2,034
				1,970,838
Puerto Rico (1.4%)
Puerto Rico GO	5.500%	7/1/18	5,540	5,852
Puerto Rico GO	5.500%	7/1/21 (14)	3,000	3,109
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/14 (Prere.)	3,500	4,101
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/14 (Prere.)	4,125	4,834
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/33 (3)	17,000	3,111
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	3,250	3,567
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	1,135	1,246
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	720	894
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/56	16,200	854
				27,568
Virgin Islands (0.2%)
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/18	3,390	3,511
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/25	1,500	1,485
				4,996
Guam (0.2%)
Guam Govt. Ltd. Obligation Infrastructure
Improvement Rev.	5.125%	11/1/11 (2)	3,400	3,316
Total Tax-Exempt Municipal Bonds (Cost $1,939,200)				2,006,718
Other Assets and Liabilities (1.3%)
Other Assets				38,246
Liabilities				(12,004)
				26,242
Net Assets (100%)				2,032,960

New Jersey Long-Term Tax-Exempt Fund

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,001,179
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(35,641)
Unrealized Appreciation (Depreciation)
Investment Securities	67,518
Futures Contracts	(96)
Net Assets	2,032,960

Investor Shares—Net Assets
Applicable to 40,660,627 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	473,116
Net Asset Value Per Share—Investor Shares	$11.64

Admiral Shares—Net Assets
Applicable to 134,056,462 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,559,844
Net Asset Value Per Share—Admiral Shares	$11.64

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was $15,980,000, representing 0.8% of net assets.
2 Securities with a value of $1,731,000 have been segregated as initial margin for open futures contracts.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

New Jersey Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New Jersey Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	84,643
Total Income	84,643
Expenses
The Vanguard Group—Note B
Investment Advisory Services	186
Management and Administrative—Investor Shares	686
Management and Administrative—Admiral Shares	1,237
Marketing and Distribution—Investor Shares	124
Marketing and Distribution—Admiral Shares	330
Custodian Fees	12
Auditing Fees	24
Shareholders’ Reports and Proxies—Investor Shares	32
Shareholders’ Reports and Proxies—Admiral Shares	12
Trustees’ Fees and Expenses	3
Total Expenses	2,646
Net Investment Income	81,997
Realized Net Gain (Loss)
Investment Securities Sold	(8,490)
Futures Contracts	(4,708)
Realized Net Gain (Loss)	(13,198)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	147,703
Futures Contracts	1,944
Change in Unrealized Appreciation (Depreciation)	149,647
Net Increase (Decrease) in Net Assets Resulting from Operations	218,446

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	81,997	81,828
Realized Net Gain (Loss)	(13,198)	(19,261)
Change in Unrealized Appreciation (Depreciation)	149,647	(129,167)
Net Increase (Decrease) in Net Assets Resulting from Operations	218,446	(66,600)
Distributions
Net Investment Income
Investor Shares	(18,900)	(18,808)
Admiral Shares	(63,097)	(63,020)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(81,997)	(81,828)
Capital Share Transactions
Investor Shares	31,130	17,788
Admiral Shares	80,448	87,279
Net Increase (Decrease) from Capital Share Transactions	111,578	105,067
Total Increase (Decrease)	248,027	(43,361)
Net Assets
Beginning of Period	1,784,933	1,828,294
End of Period	2,032,960	1,784,933

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.82	$11.71	$12.03	$11.82	$12.04
Investment Operations
Net Investment Income	.477	.494	.511	.520	.526
Net Realized and Unrealized Gain (Loss)
on Investments	.820	(.890)	(.276)	.282	(.134)
Total from Investment Operations	1.297	(.396)	.235	.802	.392
Distributions
Dividends from Net Investment Income	(.477)	(.494)	(.511)	(.520)	(.526)
Distributions from Realized Capital Gains	—	—	(.044)	(.072)	(.086)
Total Distributions	(.477)	(.494)	(.555)	(.592)	(.612)
Net Asset Value, End of Period	$11.64	$10.82	$11.71	$12.03	$11.82

Total Return[1]	12.19%	–3.49%	2.04%	7.01%	3.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$473	$410	$426	$432	$434
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.22%	4.32%	4.35%	4.42%	4.38%
Portfolio Turnover Rate	22%	37%	14%	15%	19%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.82	$11.71	$12.03	$11.82	$12.04
Investment Operations
Net Investment Income	.487	.502	.519	.529	.535
Net Realized and Unrealized Gain (Loss)
on Investments	.820	(.890)	(.276)	.282	(.134)
Total from Investment Operations	1.307	(.388)	.243	.811	.401
Distributions
Dividends from Net Investment Income	(.487)	(.502)	(.519)	(.529)	(.535)
Distributions from Realized Capital Gains	—	—	(.044)	(.072)	(.086)
Total Distributions	(.487)	(.502)	(.563)	(.601)	(.621)
Net Asset Value, End of Period	$11.64	$10.82	$11.71	$12.03	$11.82

Total Return	12.28%	–3.42%	2.11%	7.09%	3.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,560	$1,375	$1,402	$1,286	$1,180
Ratio of Total Expenses to
Average Net Assets	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.30%	4.39%	4.42%	4.49%	4.45%
Portfolio Turnover Rate	22%	37%	14%	15%	19%

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard New Jersey Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

New Jersey Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $424,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,006,718	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	(4)	2,006,718	—

1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	March 2010	(46)	5,517	(74)
30-Year U.S. Treasury Bond	March 2010	(9)	1,105	(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

New Jersey Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $31,834,000 to offset future net capital gains of $437,000 through November 30, 2015, $21,064,000 through November 30, 2016, and $10,333,000 through November 30, 2017.

The fund had realized losses totaling $3,903,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2009, the cost of investment securities for tax purposes was $1,943,103,000. Net unrealized appreciation of investment securities for tax purposes was $63,615,000, consisting of unrealized gains of $84,198,000 on securities that had risen in value since their purchase and $20,583,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2009, the fund purchased $491,996,000 of investment securities and sold $395,028,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	145,074	12,800	142,159	12,436
Issued in Lieu of Cash Distributions	15,408	1,357	15,461	1,365
Redeemed	(129,352)	(11,387)	(139,832)	(12,314)
Net Increase (Decrease)—Investor Shares	31,130	2,770	17,788	1,487
Admiral Shares
Issued	274,585	24,228	320,152	28,052
Issued in Lieu of Cash Distributions	46,279	4,075	47,408	4,186
Redeemed	(240,416)	(21,346)	(280,281)	(24,846)
Net Increase (Decrease)—Admiral Shares	80,448	6,957	87,279	7,392

H. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard New Jersey Tax-Free Funds and the Shareholders of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard New Jersey Tax-Exempt Funds.

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
New Jersey Tax-Exempt Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,000.94	$0.85
Long-Term
Investor Shares	1,000.00	1,044.12	1.02
Admiral Shares	1,000.00	1,044.54	0.62
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.22	$0.86
Long-Term
Investor Shares	1,000.00	1,024.07	1.01
Admiral Shares	1,000.00	1,024.47	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the New Jersey Tax-Exempt Money Market Fund, 0.17%; for the New Jersey Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q140 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $43,000
Fiscal Year Ended November 30, 2008: $42,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 25, 2010

VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 25, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.